Exhibit 4.1
USBE
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH DAKOTA CUSIP 90342V 10 9
THIS CERTIFIES THAT
BY
is the owner of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF
US BIOENERGY CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
COMMON
COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A.
IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.
Dated:
AUTHORIZED SIGNATURE
TRANSFER AGENT AND REGISTRAR
CORPORATE SECRETARY PRESIDENT
AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS

US BioEnergy Corporation
THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED BY THE CORPORATION, THE VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS FOR ANY SERIES OF ANY CLASS OF SHARES AUTHORIZED TO BE ISSUED BY THE CORPORATION, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE VARIATIONS FOR FUTURE SERIES.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UTMA — Custodian TEN COM — as tenants in common (Cust) (Minor) TEN ENT — as tenants by entireties under Uniform Transfers to Minors JTTEN — as joint tenants with right of survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto PLEASE INSERT SOCIALSECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYEPWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated X
X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH
AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES
TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK
STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR
THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT
BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.